UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of American Public Education, Inc. (the “Company”) was held on June 17, 2016.  As of April 26, 2016, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 16,056,319 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 14,973,500 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2016 (the “Proxy Statement”).  The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal No. 1 – Election of Directors.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Company’s Board of Directors to hold office for the term expiring at the 2017 Annual Meeting of Stockholders or until each such person’s successor is elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric C. Andersen	14,145,033	64,755	2,418	761,294
Wallace E. Boston, Jr.	14,160,016	50,704	1,486	761,294
Barbara G. Fast	14,145,995	64,591	1,620	761,294
Jean C. Halle	14,158,727	51,561	1,918	761,294
Barbara Kurshan	14,159,214	51,272	1,720	761,294
Timothy J. Landon	14,161,067	49,218	1,921	761,294
Westley Moore	14,145,348	64,937	1,921	761,294
William G. Robinson	14,191,521	18,466	2,219	761,294

Proposal No. 2 – Advisory Vote on the Compensation of Our Named Executive Officers.

The Company’s stockholders approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,865,547	343,458	3,201	761,294

Proposal No. 3 – Ratification of Appointment of Independent Registered Accounting Firm.

The Company’s stockholders ratified the appointment of RSM US LLP (f/k/a/ McGladrey LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,919,026	52,806	1,668	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer

Date: June 22, 2016